UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2014

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                          OTHER EVENTS.

Eagle Bulk Shipping Inc. (the "Registrant") hereby provides the following update and recapitulation of various corporate governance matters following the effectiveness of the Registrant's Plan of Reorganization in its chapter 11 case:
1.  The Registrant's Second Amended and Restated Articles of Incorporation were filed as Exhibit 3.1 to its Report on Form 8-K filed on October 16, 2014.
2.  The Registrant's Second Amended and Restated Bylaws were filed as Exhibit 3.2 to its Report on Form 8-K filed on October 16, 2014.
3.  As of November 28, 2014, Paul M. Leand, Jr. has become the Chairman of the Board of the Registrant.  Sophocles N. Zoullas remains Chief Executive Officer and a member of the Board of Directors of the Registrant.
4.  The members of the Registrant's Board of Directors, as stated in Item 5.02 of the Registrant's Report on Form 8-K filed on October 16, 2014, are as follows:
Randee E. Day (1)(3)
Justin A. Knowles (1)(2)
Paul M. Leand, Jr. (2)(3)
Stanley H. Ryan (1)
Bart Veldhuizen (2)(3)
Gary Weston
Sophocles N. Zoullas
______________________________
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

All of the members of the Company's Board of Directors, except for Mr. Zoullas who is the Registrant's Chief Executive Officer, meet the independence requirements of the Nasdaq Stock Exchange and the Securities and Exchange Commission.
ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: November 28, 2014	By:	/s/ Adir Katzav
	Name:	Adir Katzav
	Title:	Chief Financial Officer